UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2018

AutoWeb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Kimberly Boren as Executive Vice President, Chief Financial Officer

On March 2, 2018, Kimberly Boren, Executive Vice President, Chief Financial Officer of AutoWeb, Inc. (“Company”), notified the Company’s board of directors that she was resigning her position with the Company effective April 12, 2018.

The Company and Ms. Boren will enter into a consulting arrangement in which Ms. Boren will provide transition services to the Company for up to a one-year period following her departure (“Consulting Period”). During the Consulting Period, any equity awards previously granted to Ms. Boren that are unvested as of April 12, 2018 shall continue to vest in accordance with the vesting schedules set forth in the applicable equity award agreement. Additionally, any post-termination exercise period for vested equity awards shall not commence until the termination of the Consulting Period; provided that in no event will such exercise period extend beyond any expiration date set forth in the applicable equity award agreement.

Appointment of Wesley Ozima as Interim Chief Financial Officer

In light of Ms. Boren’s resignation, Wesley Ozima, the Company’s Senior Vice President, Controller, will be assuming the additional role of Interim Chief Financial Officer and as such will become the Company’s principal financial officer effective April 13, 2018.

Mr. Ozima, 55, has served as the Company’s Senior Vice President, Controller since January 2017 and as the Company’s principal accounting officer since January 2009. Mr. Ozima joined the Company in August 2004. He previously served as the Company’s Vice President, Controller, Director, Corporate Accounting, and Director, Business Assurance & Internal Controls. In addition and prior to joining the Company, Mr. Ozima has 15 years of public accounting experience, including 10 years with Deloitte & Touche LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 8, 2018
AUTOWEB, INC.
By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary